IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
(BALTIMORE DIVISION)

In re:	*	(Chapter 11)

LUMINENT MORTGAGE CAPITAL, INC.,	*	Case No. 08-21389-DK
LUMINENT CAPITAL MANAGEMENT, INC.,		Case No. 08-21390-DK
MAIA MORTGAGE FINANCE STATUTORY TRUST,	*	Case No. 08-21391-DK
MERCURY MORTGAGE FINANCE STATUTORY TRUST,	*	Case No. 08-21392-DK
MINERVA CDO DELAWARE SPV LLC,	*	Case No. 08-21393-DK
MINERVA MORTGAGE FINANCE CORPORATION,	*	Case No. 08-21394-DK
OT REALTY TRUST,		Case No. 08-21395-DK
PANTHEON HOLDING COMPANY, INC.,	*	Case No. 08-21396-DK
PROSERPINE, LLC,		Case No. 08-21397-DK
SATURN PORTFOLIO MANAGEMENT, INC.,	*	Case No. 08-21398-DK

Debtors.	*	(Jointly Administered Under Case No. 08-21389-DK)
*           *           *           *           *           *           *           *           *           *           *           *

ORDER CONFIRMING THE SECOND AMENDED JOINT PLAN OF
REORGANIZATION WITH REVISIONS OF LUMINENT
MORTGAGE CAPITAL, INC. AND ITS AFFILIATED DEBTORS

Luminent Mortgage Capital, Inc. and its affiliated, above-captioned debtors (the “Debtors”) in these Cases,1 having filed the Second Amended Joint Plan of Reorganization with Revisions of Luminent Mortgage Capital, Inc. and its Affiliated Debtors (as it may have been amended from time to time, the “Plan”), dated as of May 14, 2009; and the Bankruptcy Court having reviewed the Plan, the Disclosure Statement with Respect to the Second Amended Joint Plan of Reorganization of Luminent Mortgage Capital, Inc. and its Affiliated Debtors (the “Disclosure Statement”), and the Hearing to approve the Disclosure Statement and to confirm the Plan (the “Hearing”) having commenced before the Bankruptcy Court on June 18, 2009 at 10:30 a.m.; and the Bankruptcy Court having considered the statements of counsel at the Hearing and all evidence presented or proffered at the Hearing; and it appearing to the Bankruptcy Court that the legal and factual bases presented at the Hearing support confirmation of the Plan and all other relief granted provided for herein; accordingly, for the reasons set forth at on the record at the Hearing, the Bankruptcy Court hereby

ORDERS, ADJUDGES AND DECREES that2:

1.           The Plan complies with the applicable requirements of Section 1129 of the Bankruptcy Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”).

2.           Pursuant to Section 1123(b)(3)(A) of the Bankruptcy Code and Bankruptcy Rule 9019(a), the settlements, compromises, releases, and injunctions set forth in the Plan, and implemented by this Order, hereby are approved as fair, equitable, reasonable and in the best interests of the Debtors and their Estates and the Holders of Claims and Interests; provided, however, notwithstanding anything to contrary in the Plan or this Order, such releases shall not include or be intended to provide a release of any obligations under the Plan.  The Debtors or the Reorganized Debtors are authorized to take any actions necessary to execute, deliver or otherwise consummate or implement such settlements, compromises, releases and injunctions.

[1]	Unless otherwise specified, capitalized terms and phrases used herein have the meanings ascribed to them in the Plan.

[2]
This Order constitutes the Bankruptcy Court’s findings of fact and conclusions of law under Federal Rule of Civil Procedure 52, as made applicable herein by Rules 7052 and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).  Any and all findings of fact shall constitute findings of fact even if stated as conclusions of law, and any and all conclusions of law shall constitute conclusions of law even if stated as findings of fact.

3.           Notwithstanding the releases for officers and directors provided for in Article IX of the Plan, the derivative claims asserted on behalf of the Debtors in the action captioned Brett v. Moore, et. al., Case No. CGC-07-466824, and pending in the Superior Court of California, County of San Francisco (the “Derivative Action”), shall not be released and the Derivative Action shall be a “Retained Claim,” as such term is defined in the Plan, provided, however, the Debtors shall be limited in any recovery against the defendants in the Derivative Action to the extent of any applicable insurance coverage.

4.           The definition of “Plan Supplement” in the Plan shall be amended by striking the phrase “Business Days” from such definition.

5.           Section 6.4 of the Plan shall be amended by adding the following sentence at the end of such Section:

In the event the Holder of an Allowed Unsecured Claim in Class 4(a) shall be entitled to receive only a fractional or de minimis share of a Reorganized Equity Unit under the Plan, the Reorganized Debtors shall have the option to redeem the fractional or de minimis share of such Reorganized Equity Unit at a price equal to the fair market value as determined by the financial advisor to the Reorganized Debtors.

6.           Section 7.4 of the Plan shall be amended by deleting the last sentence of such Section and replacing it with the following:  “The Holders of or parties to such canceled notes, instruments and other agreements shall have no rights arising from or relating to such notes, instruments and and other agreements, or the cancellation thereof, except the rights provided pursuant to this Plan.”

7.           Section 9.12 of the Plan shall be amended by adding the following sentences at the end of such Section:

Notwithstanding anything in the Plan to the contrary, the discharge provisions set forth in the Plan shall not operate to expand the Debtors’ discharge beyond that established by the Bankruptcy Code unless otherwise agreed to in writing by the United States and the Debtors or the Reorganized Debtors, as the case may be.  The discharge provisions set forth in the Plan are not intended, and shall not be construed, to bar the United States from pursuing any police or regulatory action against the Debtors to the extent excepted from the automatic stay provisions of section 362 of the Bankruptcy Code

8.           Section 10.2 of the Plan shall be amended by adding a new subparagraph (f), which shall provide as follows: “(f) the ACC Parties shall have made the Cash Contribution.”

9.           Section 11.13 of the Plan shall be amended by adding the phrase “in exchange for claims or interests” immediately after the word “Plan” in such Section.

10.         The Plan (as modified hereby), which is incorporated herein by reference, is hereby APPROVED and CONFIRMED in all respects pursuant to Section 1129 of the Bankruptcy Code.

11.         If there is any direct conflict between the terms of the Plan and the terms of this Order, the terms of this Order shall control.

12.         The Unsecured Distribution Fund and the Subsequent Unsecured Creditor Distribution Amount shall not be property of the Reorganized Debtors and shall be deemed to be held in trust for the benefit of the Holders of Allowed Class 4(a) Claims.  The Reorganized Debtor shall have no interest in the Unsecured Distribution Fund and the Subsequent Unsecured Creditor Distribution Amount and, until the Subsequent Unsecured Distribution Amount is funded, the Reorganized Debtor shall in good faith diligently obtain and recover the tax refunds and reduce the Retained Claims to Cash and apply the proceeds thereof to the Subsequent Unsecured Creditor Distribution Amount as provided for in the Plan.

13.         The releases provided for under Article IX of the Plan hereby are approved, including, but not limited to:

a.
Releases of ACC Released Parties by the Debtors and the Estates. As of the Effective Date, the Committee, the Debtors, their estates, the Reorganized Debtors and the successors and assigns of any of them, and any other person that claims or might claim through, on behalf of, or for the benefit of any of the foregoing, shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged each of the ACC Released Parties from any and all claims or manner of action, suits, Causes of Action, actions, liens, agreements, promises, liabilities, demands, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, indemnity or otherwise, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors and/or the Financings and/or the Prepetition GGRE Repo Agreements or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring at any time up to and including the Effective Date. Notwithstanding anything contained in Section 9.2 of the Plan, the foregoing is not intended to release the ACC Released Parties’ obligations under the ACC Settlement or the Plan.

b.
Releases by Creditors. On the Effective Date and subject to the Holder of an Allowed Claim receiving the treatment to which such Holder is entitled under the Plan and the payment of the Cash Contribution, and to the fullest extent permissible under applicable law, all Holders of Claims that have not made the Creditor Opt-Out Election, in consideration for the obligations of the Released Parties under the Plan and the ACC Settlement, will be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged each of the Released Parties from any and all claims or manner of action, suits, Causes of Action, actions, liens, agreements, promises, liabilities, demands, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, indemnity or otherwise, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors and/or the Financings or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring up to and including the Effective Date. For the avoidance of doubt, the releases granted pursuant to Section 9.3 of the Plan include releases for the benefit of the ACC Released Parties.

c.
Releases of Released Parties by the Senior Indenture Trustee and Senior Noteholders. As of the Effective Date and upon the payment of the Cash Contribution to the Debtors’ Estates, the Senior Indenture Trustee and the Senior Noteholders, and the successors and assigns of any of them, and any other person that claims or might claim through, on behalf of, or for the benefit of any of the foregoing, shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged each of the Released Parties from any and all claims or manner of action, suits, Causes of Action, actions, liens, agreements, promises, liabilities, demands, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, indemnity or otherwise, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors and/or the Financings or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring up to and including the Effective Date. For the avoidance of doubt, the releases granted pursuant to Section 9.4 of the Plan include releases for the benefit of the ACC Released Parties.

d.
Release of the Released Parties by the Subordinated TRUPS Claims Holders and Subordinated TRUPS Trustees. On the Effective Date and subject to the Subordinated TRUPS Claims Holders and Subordinated TRUPS Trustees receiving the treatment to which the Subordinated TRUPS Claims Holders and the Subordinated TRUPS Trustees are entitled under the Plan and the payment of the Cash Contribution, and to the fullest extent permissible under applicable law, all Subordinated TRUPS Claims Holders and, to the extent applicable, the Subordinated TRUPS Trustees, that have not made the Creditor Opt-Out Election, in consideration for the obligations of the Released Parties under the Plan and the ACC Settlement, will be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged each of the ACC Released Parties from any and all claims or manner of action, suits, Causes of Action, actions, liens, agreements, promises, liabilities, demands, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, indemnity or otherwise, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors and/or the Subordinated TRUPS Indentures, or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring up to and including the Effective Date. For the avoidance of doubt, the releases granted pursuant to Section 9.5 of the Plan include releases for the benefit of the ACC Released Parties.

e.
Release of the Released Parties by the WAMU Noteholder. As of the Effective Date and upon the payment of the Cash Contribution to the Debtors’ Estates, the WAMU Noteholder and its successors and assigns, and any other person that claims or might claim through, on behalf of, or for the benefit of any of the foregoing, shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged each of the Released Parties from any and all claims or manner of action, suits, Causes of Action, actions, liens, agreements, promises, liabilities, demands, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, indemnity or otherwise, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to the WAMU Term Note or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring at any time up to and including the Effective Date. For the avoidance of doubt, the releases granted pursuant to Section 9.6 of the Plan include releases for the benefit of the ACC Released Parties.

f.
Releases of Subordinated TRUPS Claims Holders and Subordinated TRUPS Trustees by Debtors and the ACC Released Parties. As of the Effective Date, the Debtors, their estates, the Reorganized Debtors, the ACC Released Parties and the successors and assigns of any of them, and any other person that claims or might claim through, on behalf of, or for the benefit of any of the foregoing, shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged each of the Holders of Subordinated TRUPS Claims and the Subordinated TRUPS Trustees from any and all claims, Causes of Action, actions, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors, the Financings, the Subordinated TRUPS Indentures and/or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring up to and including the Effective Date.

g.
Releases of Creditor Released Parties by Debtors and the ACC Released Parties. As of the Effective Date, the Debtors, their estates, the Reorganized Debtors, the ACC Released Parties and the successors and assigns of any of them, and any other person that claims or might claim through, on behalf of, or for the benefit of any of the foregoing, shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged each of the Creditor Released Parties from any and all claims, Causes of Action, actions, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors and/or the Financings or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring up to and including the Effective Date.

h.
Release of Senior Indenture Trustee Released Parties by Senior Noteholders. As of the Effective Date, the Senior Noteholders, and the successors and assigns of any of them, and any other person that claims or might claim through, on behalf of, or for the benefit of any of the foregoing, shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged the Senior Indenture Trustee Released Parties from any and all claims, Causes of Action, actions, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors, the Senior Note Indenture and/or the Cases, or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring up to and including the Effective Date.

i.
Release of Subordinated TRUPS Trustees by Holders of Subordinated TRUPS Claims. As of the Effective Date, the Holders of Subordinated TRUPS Claims that have not made the Creditor Opt-Out Election, and the successors and assigns of any of them, and any other person that claims or might claim through, on behalf of, or for the benefit of any of the foregoing, shall be deemed to have irrevocably and unconditionally, fully, finally and forever waived, released, acquitted and discharged the Subordinated TRUPS Trustees from any and all claims, Causes of Action, actions, fees, costs and expenses, of any type whatsoever, direct or derivative, contract or tort, legal or equitable, known or unknown, common law or statutory, contingent or fixed, liquidated or unliquidated, matured or unmatured, that arise out of or relate in any way to any or all of the Debtors, the Subordinated TRUPS Indentures and/or the Cases, or any claim, act, fact, transaction, occurrence, statement or omission in connection therewith occurring up to and including the Effective Date.

14.         Without limiting the foregoing, the occurrence of the Effective Date and the payment of the Cash Contribution and other consideration to be distributed under the Plan shall serve to satisfy all Claims or causes of action arising out of any Claim addressed by the terms of the Plan and will operate as an injunction against (i) the commencement or continuation of an action, the employment of process, or an act, to collect or recover from, or offset against, property of the Debtors except as provided in the Plan and (ii) the commencement or continuation of an action, the employment of process, or an act, to collect or recover from, or offset against, property of any Released Party on account of any claims, rights or causes of action released pursuant to the Plan, provided, however that in the event the Debtors’ motion for authorization and approval of the settlement in the civil action entitled Luminent Mortgage Capital, Inc., et al. v. HSBC Securities (USA), Inc., Case No. 07-Civ.-9340 (PKC), as set forth in the Settlement Agreement and Mutual Release, dated June 15, 2009, is denied by the Bankruptcy Court, and such an action is litigated to a final judgment in favor of the Debtors, then nothing in the injunctive provisions set forth above nor in (i) Section 9.11 of the Plan; (ii) paragraph 57(b) of the Confirmation Order; or (iii) Section 9.3 of the Plan shall prejudice the right of HSBC Securities (USA), Inc. to attempt to assert any offset of any prepetition claim of HSBC Securities (USA), Inc. against such judgment under applicable law (nor the Debtors’ or the Reorganized Debtors’ right to dispute that applicable law permits such offset).

15.         On the Effective Date, the Creditors’ Committee will be dissolved and the members thereof and the professionals retained by the Creditors’ Committee in accordance with Section 1103 of the Bankruptcy Code (including, without limitation, attorneys, investment advisors, accountants and other professionals) will be released and discharged from their respective fiduciary obligations, duties and responsibilities except that the Creditors’ Committee shall continue to exist (i) for a period of sixty (60) days after the Effective Date solely for purposes set forth in Section 11.1 of the Plan, and (ii) for such additional time, if any, as is necessary to prosecute, negotiate, settle or otherwise resolve all Professional Fee Claims.

16.         Prior to the Effective Date, the Creditors’ Committee shall select one member of the Board of Managers of the Reorganized Debtor, and should the Creditors’ Committee not make such a selection, the Debtors shall make such selection, which selection shall be reasonably acceptable to the Creditors’ Committee.

17.         Pursuant to Rules 2002(f)(7) and 3020(c) of the Bankruptcy Rules, the Debtors hereby are directed to serve a notice of the entry of this Order, substantially in the form attached hereto as Exhibit A (the “Confirmation Notice”) no later than five (5) Business Days after the entry of this Order, on all Holders of Claims against or Interests in the Debtors and other persons on whom the notice of the Hearing was served.

18.         The Debtors are hereby directed to serve a copy of this Order on each party that has filed a notice of appearance in these Cases and on each party that filed an objection or response to, or statement or comments regarding, the Disclosure Statement or the Plan, no later than ten (10) Business Days after the Confirmation Date.

Copies to:

Joel I. Sher, Esq.
Shapiro, Sher, Guinot & Sandler
36 South Charles Street, Suite 2000
Baltimore, Maryland   21201-3147

Peter S. Partee, Esq.
Hunton & Williams LLP
200 Park Avenue, 53rd Floor
New York, New York   10166

Mark A. Neal, Esq.
Office of the United States Trustee
101 W. Lombard Street, Ste. 2625
Baltimore, Maryland   21201

Andrew I. Silfen, Esq.
Arent Fox LLP
1675 Broadway
New York, New York   10019

EXHIBIT A

Notice of Confirmation of Plan

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
(BALTIMORE DIVISION)

In re:	*	(Chapter 11)

LUMINENT MORTGAGE CAPITAL, INC.,	*	Case No. 08-21389-DK
LUMINENT CAPITAL MANAGEMENT, INC.,		Case No. 08-21390-DK
MAIA MORTGAGE FINANCE STATUTORY TRUST,	*	Case No. 08-21391-DK
MERCURY MORTGAGE FINANCE STATUTORY TRUST,	*	Case No. 08-21392-DK
MINERVA CDO DELAWARE SPV LLC,	*	Case No. 08-21393-DK
MINERVA MORTGAGE FINANCE CORPORATION,	*	Case No. 08-21394-DK
OT REALTY TRUST,		Case No. 08-21395-DK
PANTHEON HOLDING COMPANY, INC.,	*	Case No. 08-21396-DK
PROSERPINE, LLC,		Case No. 08-21397-DK
SATURN PORTFOLIO MANAGEMENT, INC.,	*	Case No. 08-21398-DK

Debtors.	*	(Jointly Administered Under Case No. 08-21389-DK)
*           *           *           *           *           *           *           *           *           *           *           *

NOTICE OF (i) ENTRY OF ORDER CONFIRMING THE SECOND
AMENDED JOINT PLAN OF REORGANIZATION WITH REVISIONS OF
LUMINENT MORTGAGE CAPITAL, INC. AND ITS AFFILIATED DEBTORS,
(ii) EFFECTIVE DATE THEREUNDER, AND [other notices]

PLEASE TAKE NOTICE THAT:

1.           Confirmation of the Plan.  On [date], 2009, the United States Bankruptcy Court for the District of Maryland, Baltimore Division (the “Bankruptcy Court”) entered an order (the “Order”) confirming the Second Amended Joint Plan of Reorganization with Revisions of Luminent Mortgage Capital, Inc. and its Affiliated Debtors (the “Plan”) in the jointly administered Chapter 11 cases of the above-captioned debtors (collectively, the “Debtors”). A copy of the Plan or the Order is available upon written request to the undersigned counsel for the Trustee.  Unless otherwise defined in this notice, capitalized terms used herein shall have the meanings ascribed to them in the Plan and the Order.

2.           Effective Date.  The Effective Date of the Plan took place on [date], 2009.

3.           Rejection Damage Claims.  All Unsecured Claim arising from the rejection of any Executory Contract under the Order shall be forever barred and shall not be enforceable against the Debtors, the Reorganized Debtors, their successors or properties, unless a proof of such Claim is filed and served on the Reorganized Debtors within twenty (20) days after the date of his Notice.

Dated: [date], 2009.

/s/ Joel I. Sher
Joel I. Sher, Maryland No. 00719
SHAPIRO, SHER, GUINOT, & SANDLER
36 South Charles Street
Suite 2000
Baltimore, Maryland 21201-3147
Telephone: (410) 385-4277

-and-

Peter S. Partee (admitted pro hac vice)
Richard P. Norton (admitted pro hac vice)
Scott H. Bernstein (admitted pro hac vice)
HUNTON & WILLIAMS LLP
200 Park Avenue, 53rd Floor
New York, New York 10166-0136
Telephone: (212) 309-1000

Michael G. Wilson (admitted Pro Hac Vice)
Thomas N. Jamerson (admitted Pro Hac Vice)
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219-4074

Co-Counsel for Debtors and Debtors-in-Possession